Exhibit 31.1
                                                                    ------------


                         Provectus Pharmaceuticals, Inc.

                    Certification Pursuant to Rule 13a-14(a)
                            Section 302 Certification


     I, H. Craig Dees, Ph.D., the Chief Executive Officer of Provectus Pharmaceuticals, Inc., certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Provectus Pharmaceuticals, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

     4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and.

     5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent function):

          (a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial data and have identified for the small business issuer's auditors any material weaknesses in internal controls; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls.

Date:    August 14, 2003
                                               /s/ H. Craig Dees
                                              ----------------------------------
                                              H. Craig Dees, Ph.D.
                                              Chief Executive Officer

                                                                    Exhibit 31.2
                                                                    ------------


                         Provectus Pharmaceuticals, Inc.

                    Certification Pursuant to Rule 13a-14(a)
                            Section 302 Certification


     I,  Daniel  R.  Hamilton,   the  Chief   Financial   Officer  of  Provectus
Pharmaceuticals, Inc., certify that:

     1. I have reviewed this quarterly report on Form 10-QSB of Provectus Pharmaceuticals, Inc.;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this quarterly report;

     4. The small business issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          (b) Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and.

     5. The small business issuer's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent function):

          (a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial data and have identified for the small business issuer's auditors any material weaknesses in internal controls; and

          (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal controls.

Date:    August 14, 2003
                                             /s/ Daniel R. Hamilton
                                            ------------------------------------
                                            Daniel R. Hamilton
                                            Chief Financial Officer

                                                                    Exhibit 32.1
                                                                    ------------

                         Provectus Pharmaceuticals, Inc.

                  Certification Pursuant to 18 U.S.C. ss. 1350
                           Section 906 Certifications


          Pursuant to 18 U.S.C.ss. 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, H. Craig Dees, Ph.D., the Chief Executive Officer of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), and Daniel R. Hamilton, the Chief Financial Officer of the Company, hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          This Certification is signed on August 14, 2003.


                                            /s/ H. Craig Dees
                                           -------------------------------------
                                           H. Craig Dees, Ph.D.
                                           Chief Executive Officer
                                           Provectus Pharmaceuticals, Inc.


                                            /s/ Daniel R. Hamilton
                                           -------------------------------------
                                           Daniel R. Hamilton
                                           Chief Financial Officer
                                           Provectus Pharmaceuticals, Inc.


          A signed original of this written statement required by Section 906 has been provided to Provectus Pharmaceuticals, Inc. and will be retained by Provectus Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.